Exhibit 21.1
LIST OF SUBSIDIARIES OF BGC GROUP, INC.

ENTITY NAME	DOMESTIC JURISDICTION
ALGOMI LIMITED	UNITED KINGDOM
AMEEFI SERVICES, INC.	DELAWARE
AMEREX BROKERS LLC	DELAWARE
AMPEX ENERGY, LLC	DELAWARE
AUREL BGC	FRANCE
BEYOND POWER LLC	TEXAS
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	UNITED KINGDOM
BGC BROKERS HOLDINGS, L.P.	DELAWARE
BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	UNITED KINGDOM
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA (SEOUL)
BGC CAPITAL MARKETS, L.P.	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ECS HOLDINGS, LLC	TEXAS
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EUROPEAN GP LIMITED	UNITED KINGDOM
BGC EUROPEAN HOLDINGS, L.P.	UNITED KINGDOM
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE
BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	UNITED KINGDOM
BGC GP LIMITED	UNITED KINGDOM
BGC GP, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS MERGER SUB, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, LLC	DELAWARE

BGC INTERNATIONAL	UNITED KINGDOM
BGC INTERNATIONAL GP LIMITED	UNITED KINGDOM
BGC INFORMATION HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	UNITED KINGDOM
BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
BGC M LIMITED PARTNERSHIP	UNITED KINGDOM
BGC MARKET DATA HOLDINGS, LLC	DELAWARE
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC NOTES, LLC	NEW YORK
BGC OTC GP, LLC	DELAWARE
BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	RUSSIA
BGC PARTNERS, INC.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE
BGC REMATE HOLDINGS, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SERVICES (HOLDINGS) LLP	UNITED KINGDOM
BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC SUNRISE HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE
BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG
BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN
BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY INTERNATIONAL LIMITED	UNITED KINGDOM
BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY MARKETS, L.P.	DELAWARE
BGC TECHNOLOGY SUPPORT SERVICES LIMITED	UNITED KINGDOM
BGC TECHNOLOGY, LLC	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE

BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCM GP LIMITED	UNITED KINGDOM
BGCP II, INC.	DELAWARE
BGCSHLLP HOLDINGS LIMITED	UNITED KINGDOM
BLACK BARREL ENERGY, L.P.	TEXAS
BLUE COMMODITIES BV	ENGLAND AND WALES
BLUE COMMODITIES LLP	ENGLAND AND WALES
CANTOR FITZGERALD (PROPRIETARY) LIMITED	SOUTH AFRICA
CFLP CX FUTURES EXCHANGE HOLDINGS, L.P.	DELAWARE
CFLP CX FUTURES EXCHANGE HOLDINGS, LLC	DELAWARE
CHART TRADING DEVELOPMENT, LLC	TEXAS
CHOICE REFINED PRODUCTS, LLC	TEXAS
CHOICE! NATURAL GAS, L.P.	TEXAS
CHOICE! POWER L.P.	TEXAS
CONTICAP S.A.	SWITZERLAND
CONTINENTAL CAPITAL MARKETS S.A.	SWITZERLAND
CORANT GLOBAL LIMITED	UNITED KINGDOM
CX CLEARINGHOUSE HOLDINGS, LLC	DELAWARE
CX CLEARINGHOUSE, L.P.	DELAWARE
CYAN LONDON LIMITED	ENGLAND AND WALES
eAB HOLDINGS, LLC	DELAWARE
EDGE ENERGY, LLC	DELAWARE
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
EOX EUROPE LIMITED	ENGLAND AND WALES
EOX HOLDINGS, LLC	DELAWARE
EOX-AALPHA ENERGY LLC	TEXAS
EQUUS ENERGY GROUP LLC	TEXAS
ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
FENICS FX, LLC	DELAWARE
FENICS GO HOLDINGS LIMITED	UNITED KINGDOM
FENICS SERVICES GP, LLC	DELAWARE
FENICS SOFTWARE LIMITED	UNITED KINGDOM
FENICS SOFTWARE, INC.	DELAWARE
FHLP HOLDINGS, LLC	DELAWARE
FHLP, L.P.	DELAWARE

FIXED INCOME SOLUTIONS PTY LTD	AUSTRALIA
FMX BROKERS (UK) LIMITED	UNITED KINGDOM
FMX EXECUTION, LLC	NEW YORK
FMX FUTURES EXCHANGE HOLDINGS GP, LLC	DELAWARE
FMX FUTURES EXCHANGE, L.P.	DELAWARE
FMX HOLDINGS, LLC	DELAWARE
FMX SECURIITES (SINGAPORE) PTE LIMITED	SINGAPORE
FMX SERVICES, LLC	DELAWARE
FMX TECHNOLOGY LIMITED	UNITED KINGDOM
FOSTER PERKINS ENERGY, LLC	TEXAS
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA (NOVA SCOTIA)
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
FUTURES INTERNATIONAL, LLC	ILLINOIS
GFI (HK) BROKERS LIMITED	HONG KONG
GFI (HK) SECURITIES L.L.C.	NEW YORK
GFI ADVISORY (CHINA) CO. LIMITED	CHINA (PEOPLES REPUBLIC OF)
GFI AFRICAN MONEY BROKERS (PTY) LTD	SOUTH AFRICA
GFI ASIA HOLDINGS PTE. LTD	SINGAPORE
GFI ASIA PARTNERS PTE. LTD	SINGAPORE
GFI AUSTRALIA PTY LIMITED	AUSTRALIA - MELBOURNE
GFI BERMUDA LTD.	BERMUDA
GFI BROKERS (CHILE) AGENTE DE VALORES SPA	CHILE
GFI BROKERS LIMITED	UNITED KINGDOM
GFI DEL PERU S.A.C.	PERU
GFI EMEA HOLDINGS LIMITED	UNITED KINGDOM
GFI EXCHANGE COLOMBIA S.A.	BOGOTA, COLOMBIA
GFI FUTURES EXCHANGE LLC	DELAWARE
GFI GROUP (PHILIPPINES) INC.	PHILIPPINES
GFI GROUP DO BRASIL CONSULTORIA LTDA	BRAZIL
GFI GROUP INC.	DELAWARE
GFI GROUP LLC	NEW YORK
GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI GROUP PTE LIMITED	SINGAPORE
GFI HKB (CAYMAN) LTD	CAYMAN ISLANDS
GFI HOLDINGS LIMITED	UNITED KINGDOM
GFI INTERNATIONAL AND CAPITAL MARKET BROKERS (PTY) LIMITED	SOUTH AFRICA
GFI KOREA MONEY BROKERAGE LIMITED	KOREA
GFI MARKETS INVESTMENTS LIMITED	UNITED KINGDOM
GFI MARKETS LIMITED	UNITED KINGDOM
GFI MARKETS LLC	DELAWARE
GFI SECURITIES (SA) (PROPRIETARY) LIMITED	SOUTH AFRICA

GFI SECURITIES COLOMBIA S.A.	COLOMBIA
GFI SECURITIES HOLDINGS (PTY) LIMITED	SOUTH AFRICA
GFI SECURITIES LIMITED	UNITED KINGDOM
GFI SECURITIES LLC	NEW YORK
GFI SOLUTIONS	DELAWARE
GFI SOUTH AFRICA (PTY) LTD	SOUTH AFRICA
GFI SWAPS EXCHANGE LLC	DELAWARE
GFI UK HOLDING LIMITED PARTNERSHIP	UNITED KINGDOM
GFIGS COMMERCIAL CONSULTING (SHANGHAI) CO., LTD	CHINA (PEOPLES REPUBLIC OF)
GFINET EUROPE LIMITED	UNITED KINGDOM
GFINET HOLDINGS INC.	DELAWARE
GFINET INC.	DELAWARE
GFINET UK LIMITED	UNITED KINGDOM
GFIX LLC	DELAWARE
GINGA GLOBAL MARKETS PTE LTD	SINGAPORE
GINGA PETROLEUM (SINGAPORE) PTE LTD	SINGAPORE
GINGA PETROLEUM KOREA LTD	KOREA
GLOBAL OTC LOJISTIK HIZMETLERI ANONIM SIRKETI	TURKEY
IVG ENERGY, LTD	TEXAS
JACKSON SON & CO. LIMITED	ENGLAND AND WALES
JADESTONE CONSULTANTS LIMITED	CYPRUS
KALAHARI LIMITED	UNITED KINGDOM
KYTE CAPITAL MANAGEMENT LIMITED	UNITED KINGDOM
LFI HOLDINGS, LLC	DELAWARE
LIQUIDITY PARTNERS, L.P.	TEXAS
LUCERA (UK) LIMITED	UNITED KINGDOM
LUCERA CONNECTIVITY LIMITED	UNITED KINGDOM
LUCERA FINANCIAL INFRASTRUCTURES, LLC	DELAWARE
LUCERA FINANCIAL SERVICES, LLC	DELAWARE
LUCERA INFRASTRUCTURES, LLC	DELAWARE
LUCERA OPERATIONS, LLC	DELAWARE
LUCERA SERVICES, LLC	DELAWARE
MACRO HIVE LIMITED	ENGLAND AND WALES
MARTIN BROKERS GROUP LIMITED	UNITED KINGDOM
MAXCOR FOUNDATION INC.	NEW YORK
MERLIN ADVISORS, LLC	DELAWARE
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
OB AMERICAS LLC	TEXAS
OB GROUP ENERGY LIMITED	IRELAND
OB PANAMA HOLDING CORP.	PANAMA

OIL BROKERAGE HOLDINGS LIMITED	ENGLAND AND WALES
OIL BROKERAGE INTERNATIONAL PTE. LIMITED	SINGAPORE
OIL BROKERAGE LIMITED	ENGLAND AND WALES
OIL BROKERAGE SERVICES LIMITED	ENGLAND AND WALES
OTC ACTIVE MARKETS, LLC	TEXAS
OTC ASIA COMMODITIES PTE. LTD.	SINGAPORE
OTC EUROPE DMCC	DUBAI, UAE
OTC EUROPE GROUP LIMITED	ENGLAND AND WALES
OTC EUROPE HOLDINGS CORP	TEXAS
OTC EUROPE HOLDINGS LIMITED	ENGLAND AND WALES
OTC EUROPE LLC	DELAWARE
OTC EUROPE LLP	ENGLAND AND WALES
OTC EUROPE SARL	SWITZERLAND
OTC EUROPE SERVICES LIMITED	ENGLAND AND WALES
OTC FUTURES, LLC	TEXAS
OTC GLOBAL HOLDINGS LP	DELAWARE
OTC LOGISTICS, LLC	TEXAS
OTC OPERATING GP LLC	TEXAS
PERIMETER MARKETS, INC.	CANADA
PINNACLE DERIVATIVES GROUP LLC	TEXAS
POTEN & PARTNERS (ATHENS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (AUSTRALIA) PTY. LTD.	AUSTRALIA
POTEN & PARTNERS (HELLAS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (SPAIN) SL	SPAIN
POTEN & PARTNERS (UK) LTD.	UNITED KINGDOM
POTEN & PARTNERS DENMARK ApS	DENMARK
POTEN & PARTNERS GROUP, INC.	DELAWARE
POTEN & PARTNERS LTD.	BERMUDA
POTEN & PARTNERS PTE. LTD.	SINGAPORE
POTEN & PARTNERS, INC.	DELAWARE
POTEN & PARTNERS, LLC	DELAWARE
POTEN ENGINEERING, LLC	DELAWARE
POWER MERCHANTS GROUP, LLC	NEW YORK
PVO ENERGY L.P.	TEXAS
REMATE (USA), INC.	NEW YORK
REMATE LINCE, S.A.P.I. de C.V.	MEXICO
RIVIERA COMMODITIES, LLC	TEXAS
RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE
RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE
RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO
S.A.M. AUREL BGC MONACO	MONACO
SAGE ENERGY PARTNERS, LP	TEXAS
SAGE REFINED PRODUCTS, LTD.	TEXAS

SBL SUNRISE BROKERS LIMITED	CYPRUS
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SISTEMAS VAR	MEXICO
STERLING INTERNATIONAL BROKERS LIMITED	UNITED KINGDOM
SUNRISE BROKERS (HONG KONG) LTD	HONG KONG
SUNRISE BROKERS LLP	UNITED KINGDOM
SUNRISE GLOBAL BROKERS LIMITED	UNITED KINGDOM
THE EURO BROKERS RELIEF FUND, INC.	NEW YORK
TOWER BRIDGE (ONE) LIMITED	UNITED KINGDOM
TOWER BRIDGE GP LIMITED	UNITED KINGDOM
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	UNITED KINGDOM
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRIDENT BROKERAGE SERVICES LLC	DELAWARE
WATER STREET LABS HOLDINGS, LLC	DELAWARE
WATER STREET LABS, LLC	DELAWARE